EXHIBIT 10.1

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 14, 2016, by and among Regency Centers, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), REGENCY CENTERS CORPORATION, a corporation formed under the laws of the State of Florida (the “Parent”), each of the Lenders party hereto, and Wells Fargo Bank, National Association, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of September 7, 2011 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the parties hereto agree that the Credit Agreement is amended as follows:

(a)    The Credit Agreement is amended by restating Section 7.13.(a)(i) in its entirety to read as follows:

(i)    such Person Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of (1) the Parent; (2) the Borrower; (3) any other Subsidiary of the Parent, the Borrower or any other Person (except (x) in the case of an Unconsolidated Affiliate Guaranteeing, or otherwise becoming obligated in respect of, Indebtedness of another Unconsolidated Affiliate and (y) in the case of an Excluded Subsidiary Guaranteeing, or otherwise becoming obligated in respect of, Indebtedness of another Excluded Subsidiary); or

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    A counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders;

(b)    Evidence that all fees payable by the Borrower to the Administrative Agent and the Lenders in connection with this Amendment have been paid;

(c)    That certain Fifth Amendment to Term Loan Agreement by and among Regency Centers, L.P., Regency Centers Corporation, the lenders party to the Term Loan Agreement and Wells Fargo Bank, National Association, as administrative agent (the “TL Amendment”), which TL Amendment shall include amendments substantially similar to the amendments set forth herein, shall have closed, all signatures thereto shall have been released and such Fifth Amendment to Term Loan Agreement shall be effective; and

(d)    Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each of the Parent and Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of each of the Parent and the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Parent and the Borrower enforceable against the Parent and the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by each of the Parent and the Borrower of this Amendment and the performance by the Parent and the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (1) the organizational documents of the Parent, the Borrower or any other Loan Party, or (2) any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, the violation of which indenture, agreement or other instrument could reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party, other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Bank.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Parent and Borrower. Each of the Parent and the Borrower hereby reaffirms that the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement or the other Loan Documents.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

Section 12. Reaffirmation of Guaranty. The Parent hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under that certain Amended and Restated Guaranty dated as of September 7, 2011 (the “Guaranty”) to which the Parent is a party, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Parent thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

Regency Centers, L.P.

By: Regency Centers Corporation,
its sole general partner

By: /s/ Patrick Johnson
Name:    Patrick Johnson
Title:    Vice President

PARENT:

Regency Centers Corporation,

By: /s/ Patrick Johnson
Name:    Patrick Johnson

Title:	Vice President

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

Wells Fargo Bank, National Association, as Administrative Agent and as a Lender

By: /s/ Matthew Ricketts

Name:	Matthew Ricketts

Title:	Managing Director

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[Signature Page to Fourth Amendment to
Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

PNC Bank, National Association, as a Lender

By: /s/ Steve Potting
Name:    Steve Potting
Title:    Vice President

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

Bank of america, N.A., as a Lender

By: /s/ Asad Rafiq
Name:    Asad Rafiq
Title:    Vice President

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

JPMorgan Chase Bank, N.A., as a Lender

By: /s/ Mohammed S. Hasan
Name:    Mohammed S Hasan
Title:    Executive Director

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

SunTrust Bank, as a Lender

By: /s/ Danny Stover
Name:    Danny Stover
Title:    Senior Vice President

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

Comerica Bank, as a Lender

By: /s/ Charles Weddell
Name:    Charles Weddell
Title:    Vice President

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

Regions Bank, as a Lender

By: /s/ John Fulton
Name:    John Fulton
Title:    AVP

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Rina Kansagra
Name:    Rina Kansagra
Title:    Authorized Signatory

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

Sumitomo Mitsui Banking Corporation, as a Lender

By: /s/ William G. Karl
Name:    William G. Karl
Title:    Executive Officer

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

U.S. Bank National Association, as a Lender

By: /s/ J. Lee Hord
Name:    J. Lee Hord
Title:    Senior Vice President

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

MIZUHO BANK, LTD., as a Lender

By: /s/ John Davies
Name:    John Davies
Title:    Authorized Signatory

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Third Amended and Restated Credit Agreement for Regency Centers, L.P.]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Brad Bowen
Name:    Brad Bowen
Title:    Vice President